Exhibit 11


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the reference to us under the heading "Other
Information--Independent Accountants" in the Statement of Additional Information constituting part of this Post-Effective Amendment No. 1 to the registration statement on Form N-1A for the Phoenix Investment Trust 97.


/s/ PRICE WATERHOUSE LLP

Boston, Massachusetts
May 13, 1998